FORM OF ESCROW INSTRUCTIONS

THIS AGREEMENT is made this            day                   2001, by and
between VILLAGE VI ACQUISITION CORPORATION Hereinafter called the "Principals,"
and                                       hereinafter called "Escrow Agent."

The subject matter shown in Schedule "A" has been delivered to the Escrow Agent by the principals, and is to be held by Escrow Agent subject to the Special Instructions shown in Schedule 'B" and the General Provisions.

Schedule A - Subject matter

Unless documents are described as Originals, they will be presumed to be
copies.   No Escrow Agreement will be signed by the Escrow Agent unless all
documents listed in Schedule "A" are delivered.   If an Escrow Agreement is
presented without all of the subject matter listed in Schedule "A", the Escrow Agent, upon payment of the calculated fee, may receipt for the Agreement and the subject matter and hold them for a reasonable time not to exceed thirty
(30) days pending delivery.   If all the subject matter is not received in a
reasonable time, the documents will be returned to the party delivering the document and the fee will be retained for services performed.

PRINCIPALS intend to sell up to 8,000,000 shares of its no par common stock to investors at $.10 per share and PRINCIPALS shall place the funds from the sale of said shares together with the stock certificates representing the shares sold in escrow with the ESCROW AGENT until a merger occurs between the PRINCIPALS and an acquiring company, or the Escrow is terminated as hereinafter set forth in this Agreement.

In addition, PRINCIPALS shall deliver to the ESCROW AGENT the following 144 stock certificates to be held by the ESCROW AGENT until a merger occurs between the PRINCIPALS and an acquiring company, or the escrow is terminated as hereinafter set forth in this Agreement.

Name and Address                                            Total shares owned












Schedule B - Special Instructions

The duties of the Escrow Agent must be specifically set forth in this Schedule.
If space is not sufficient, they must be by attachment.   Reference to an
attached document or agreement is not acceptable.

1. All monies received by the PRINCIPALS from the sale of its common stock, the stock certificates and the 144 stock certificates shall be deposited with the ESCROW AGENT.

2. PRINCIPALS shall notify the ESCROW AGENT of the amount paid by each purchaser of the non 144 stock.

3. PRINCIPALS shall provide the ESCROW AGENT with such tax information as may be required in conjunction with the transactions described herein.

4. ESCROW AGENT shall within fifteen days from receipt of a release notice from PRINCIPALS disburse the escrow funds and stock certificates to the PRINCIPALS for delivery to the individual purchasers which release notice shall be issued by PRINCIPALS only upon the closing of a successful merger between the PRINCIPALS and an acceptable merger candidate.

5.   The release notice shall be accompanied by proof of a successful merger.

6. Upon termination of PRINCIPALS' offering, or upon notification that a merger will not occur or that PRINCIPALS intend to reject a purchaser's stock subscription ESCROW AGENT shall within fifteen days pay the applicable purchasers of the non 144 stock by bank check sent by first class mail the
amount paid by the purchaser without interest or deduction.   The purchasers'
stock certificates as well as the 144 stock certificates shall be delivered to the PRINCIPALS for delivery to the holders of the stock certificates.

Schedule C - Compliance with Regulations

1.  Deposit Account Records

The deposit account records of the ESCROW AGENT shall provide that the funds in the escrow account are held for the benefit of the purchasers named and identified in accordance with section 333.1 of the regulations of the Federal Depository Insurance Corporation (12 CRF 330.1), and the records of the ESCROW AGENT, maintained in good faith and in the regular course of business, and they shall show the name and interest of each party to the account.

2.  Deposit and Investment of Proceeds
      i. All offering proceeds, after deduction of cash paid for underwriting commissions, underwriting expenses and dealer allowances, and amounts permitted to be released to the registrant pursuant to (b)(2)(vi) of this section, shall be deposited promptly into the escrow or trust account, provided, however, that no deduction may be made for underwriting commissions, underwriting expenses or dealer allowances payable to an affiliate of the registrant.

   ii. Deposited proceeds shall be in the form of checks, drafts, or money orders payable to the order of the escrow agent or trustee.

   iii. Deposited proceeds and interest or dividends thereon, if any, shall be held for the sole benefit of the purchasers of the securities.

   iv.   Deposited proceeds shall be invested in one of the following:

      (a) an obligation that constitutes a "deposit," as that term is defined in section 3(1) of the Federal Deposit Insurance Act [12 U.S.C. 1813(1)(1991)];
     (b) securities of any open-end investment company registered under the Investment Company Act of 1940 [15 U.S.C. 80a-1 et.seq.] that holds itself out as a money market fund meeting the conditions of paragraphs (c)(2), (c)(3), and
(c)(4) of Rule 2a-7 [17 CFR 270.2a-7] under the Investment Company Act; or
      (c) securities that are direct obligations of, or obligations guaranteed as to principal or interest by, the United States.



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Note to (b)(2)(iv):   Issuers are cautioned that investments in government
securities are inappropriate unless such securities can be readily sold or otherwise disposed of for cash at the time required without any dissipation of offering proceeds invested.

   v. Interest or dividends earned on the funds, if any, shall be held in the escrow or trust account until the funds are released in accordance with the
provisions of this section.   If funds held in escrow or trust account are
released to the registrant, interest or dividends earned on such funds up to the date of release may be released to the registrant.

   vi. The registrant may receive up to 10 percent of the proceeds remaining after payment of underwriting commissions, underwriting expenses and dealer allowances permitted by paragraph (b)(2)(i) of this section, exclusive of interest or dividends, as those proceeds are deposited into the escrow or trust account.

3.   Deposit of Securities

   i. All securities issued in connection with the offering, whether or not for cash consideration, and any other securities issued with respect to such securities, including securities issued with respect to stock splits, stock dividends, or similar rights, shall be deposited directly into the escrow or
trust account promptly upon issuance.   The identity of the purchaser of the
securities shall be included on the stock certificates or other documents
evidencing such securities.   See also 17 CFR 240.15g-8 regarding restrictions
on sales of, or offers to sell, securities deposited in the escrow or trust account.

   ii. Securities held in the escrow or trust account are to remain as issued and deposited and shall be held for the sole benefit of the purchasers, who shall have voting rights, if any, with respect to securities held in their
names, as provided by applicable state law.   No transfer or other disposition
of securities held in the escrow or trust account or any interest related to such securities shall be permitted other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986 as amended [26 U.S.C. 1 et seq.], or Title 1 of the Employee Retirement Income Security Act [29 U.S.C. 1001 et seq.], or Title 1 of the Employee Retirement Income Security Act [29 U.S.C. 1001 et seq], or the rules thereunder.

   iii. Warrants, convertible securities or other derivative securities relating to securities held in the escrow or trust account may be exercised or converted in accordance with their terms; provided, however, that securities received upon exercise or conversion, together with any cash or other consideration paid in connection with the exercise or conversion, are promptly deposited into the escrow or trust account.


General Provisions

1. The Escrow Agent shall have no duty to know or determine the performance or nonperformance of any provision of any agreement between the Principals, and the original, or copy, of any such agreement deposited with the Escrow Agent
shall not bind said Agent in any manner.   The Escrow Agent assumes no
responsibility for the validity or sufficientcy of any document or papers or payments deposited or called for hereunder except as may be expressly and specifically set forth in the Special Instructions in clear and unambiguous language.

2. This Agreement may be supplemented, altered, amended, modified or revoked by writing only, signed by all the Principals, and fees, costs and expenses incident thereto.

3. No assignment, transfer, conveyance or hypothecation of any right, title or interest in and to the subject matter of this Escrow shall be binding upon the Escrow Agent unless written notice thereof approved by all the Principals shall be served upon the Escrow Agent and all fees, costs and expenses incident thereto shall have been paid and then only upon the Escrow Agent's Agreement thereto in writing.

4. Any notice required or desired to be given by the Escrow Agent to any party to this Escrow may be given by mailing the same addressed to such party at the address noted herein, or the most recent address of such party shown on the records of the Escrow Agent, or believed by Escrow Agent to be proper, and notice so mailed shall be as effectual as though served upon such party I person at the time of depositing such notice in the mail.

5. The Escrow Agent may receive any payment or performance called for hereunder after the due date thereof unless subsequent to the due date of such payment or performance and prior to the receipt thereof the Escrow Agent shall have been instructed in writing by the proper parties to refuse any such payment.

6. The Escrow Agent shall not be personally liable for any act it may do or omit to do hereunder as such agent, while acting in good faith and in the exercise of its own best judgment, and any act done or omitted by it pursuant to the advise of its own attorneys shall be conclusive evidence of such good
faith.   The Escrow Agent shall have the right at any time to consult with counsel upon any question arising hereunder and shall incur no liability for any delay reasonable required to obtain the advice of counsel.

7. The Escrow Agent is hereby expressly authorized to disregard any and all notices or warning given by any of the parties hereto, or by any other person, firm or corporation, excepting only orders or process of court, and is hereby expressly authorized to comply with and obey any and all process, order, judgment or decree of any court it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, not withstanding any such process, order, judgment or decree by subsequently reversed, modified, annulled, set aside or vacated, or found to have been issued or entered with jurisdiction.

8. In consideration of the acceptance of this escrow by the Escrow Agent, the Principals agree, jointly and severally, for themselves, their heirs, legal representatives, successors and assigns, to pay the Escrow Agent its charges and fees hereunder and to indemnify and hold it harmless as to any liability by it incurred to any other person, firm or corporation by reason of its having accepted the same, or in connection herewith, and under such circumstances, or in the event of a dispute, whether or not resulting in litigation, between the parties hereto, or between the parties hereto and the Escrow Agent, and to reimburse the Escrow Agent for all its expenses, including, among other things, court costs and reasonable attorney's fees incurred in connection therewith the Escrow Agent shall have a first and prior lien upon all deposits made hereunder to secure the performance of this agreement or indemnity and the payment of all of its fees, charges and expenses, hereby expressly authorizing the Escrow Agent in the event payment is not received promptly from the principals, to deduct such fees, charges and expenses without previous notice from any funds
deposited hereunder.   Escrow fees or dharges, as distinguished form other
expenses hereunder, shall be as set forth in paragraph 15, and are intended as compensation for the Escrow Agent's ordinary services as contemplated by these
instructions.   In the event the conditions of this escrow are not promptly fulfilled, or any dispute arises hereunder, or if for any other reason the Escrow Agent renders services not provided for in these Instructions, the parties hereto jointly and severally agree to pay reasonable compensation for
such extra-ordinary services.   In the event of any action to recover the
Escrow Agent's fees, expenses or charges from any party hereto, the Escrow Agent shall be entitled to a reasonable attorney's fees and costs incurred with
respect to any such action.   No provision in any attached special instructions
by which one or more of the other arties hereto shall undertake to pay such fees, charges and expenses, or any portion thereof, shall, except as between such other parties only, alter their joint and several liability to the Escrow Agent for such fees, charges and expenses.

9. The Escrow Agent shall be under no duty or obligation to ascertain the identity, authority or rights of the parties (or their agents) executing or delivering or purporting to execute or deliver these instructions or any documents or papers or payments deposited or called for hereunder.

10. The Escrow Agent shall not be liable for the outlawing of any rights under any Statute of Limitations or by reason of laches in respect to the Instruction or any documents or papers deposited.

11. In the event of any dispute between the parties hereto as to the facts of default or execution, the validity or meaning of these instructions or any other fact or matter relating to the transaction between the parties, the Escrow Agent is instructed as follows:

(a) That it shall be under no obligation to act, except under process or order of court, or until it has been adequately indemnified to its full satisfaction, and shall sustain no liability for its failure to act pending such process or court order to indemnification;

(b) That is may in its sole and absolute discretion deposit the property described herein or so much thereof as remains in its hands with the then Clerk, or acting Clerk, of the District Court of the County of
, State of            , and interplead the parties hereto, and upon depositing
such property and filing its complaint in the terms hereof as to the property so deposited and shall be entitled to recover in such interpleader action, from the other parties hereto, its reasonable attorney fees and related costs and expenses incurred in commencing such action and furthermore, the parties hereto for themselves, their heirs, legal representatives, successors and assigns do hereby submit themselves to the jurisdiction of said court and do hereby appoint the then Clerk or Acting Clerk, or said court as their Agent for the
Service or all process in connection with such proceedings.   The institution
of nay such interpleader action shall not impair the rights of the Escrow Agent under paragraph numbered 8, above.

12.   This Escrow will expire on or before                           .   If the
deposits hereunder are not withdrawn or this Escrow terminated prior to this date the Escrow Agent may mail the subject matter as follows and upon such mailing, the escrow agent shall be relieved from further responsibility or liability.

13.   The Escrow Agent may resign by giving notice in writing to all parties of
its intent to resign.   The resignation shall become effective no sooner than
sixty (60) days from the date of mailing of the notice.   The notice will be
sent certified mail with return receipt requested to the addresses set forth
below unless these address have been changed.   The principals shall advise the
Escrow Agent in writing of the name of the new Escrow Agent, or fail to advise the Escrow Agent within the time set forth, the Escrow Agent may treat this as
a dispute and proceed under Paragraph 11 above.   If a new Escrow Agent is
designated, then upon delivery of all documents to the new Escrow Agent, the Escrow Agent is relieved of all further responsibility or liability.

14.   Other Provisions:   None

15.   Fees for Escrow services shall be according to the fee schedule in effect
at the time the service are being performed.   The fees shall be paid by the
Principals as follows:



This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Principals

Village VI Acquisition Corporation


----------------------------------
By:   Tammy Augsback


Escrow Agent


By: